                                                --------------------------------
                                                  The Indonesia
                                                  Fund, Inc.
                                                  ..............................
                                                  ANNUAL REPORT
                                                  DECEMBER 31, 1999
                                                --------------------------------


                                    [PHOTO]

CONTENTS

Letter to Shareholders .......................................................1

Portfolio Summary ............................................................6

Schedule of Investments ......................................................7

Statement of Assets and Liabilities ..........................................8

Statement of Operations ......................................................9

Statement of Changes in Net Assets ..........................................10

Financial Highlights ........................................................11

Notes to Financial Statements ...............................................12

Report of Independent Accountants ...........................................16

Results of Annual Meeting of Shareholders ...................................17

Tax Information .............................................................17

Description of InvestLink-SM- Program .......................................18

Recent Developments .........................................................20






PICTURED ON THE COVER IS THE COURT HALL--KERTHA GOSA LOCATED IN KLUNGKUNG, BALI.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                January 31, 2000

DEAR SHAREHOLDER:

We are writing to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the year ended December 31, 1999.

At December 31, 1999, the Fund's net assets were $20.7 million. The Fund's net asset value ("NAV") was $4.48 per share, as compared to $2.71 at December 31, 1998.

PERFORMANCE: HURT BY TELECOMMUNICATIONS, AUTOS AND FOREST PRODUCTS

For the year ended December 31, 1999, the Fund's total return, based on NAV and assuming reinvestment of dividends, was 66.8%. By comparison, the total return of the Morgan Stanley Capital International Indonesia Index (the "Index")* was 92.0%.

From the commencement of investment operations on March 9, 1990 through December 31, 1999, the Fund's annualized total return, based on NAV and assuming reinvestment of distributions, fell 10.1%. The Index's annualized return was -12.0% during this same period.

We attribute the Fund's underperformance of the Index in 1999 to a combination of stock selection and industry sector weightings. This was most apparent in the telecommunications, automobile and forest products sectors:

- In telecommunications, legal diversification requirements compelled us to underweight the Fund's largest position, PT Telekomunikasi Indonesia ("PT Telkom"), compared to the Index. Unfortunately for overall performance, PT Telkom participated in a global rally in telecom stocks and outperformed the Index in the process. (See next section for further comments.)

- In automobiles, we underweighted the nation's largest car manufacturer (and the Fund's sixth-largest position), PT Astra International ("Astra"), in line with our generally low allocation of assets to highly leveraged companies. Astra performed especially well in the year's second quarter.

- In forest products, we held names in the sector that underperformed the sector as a whole.

The portfolio fared much better in other industries. These included retailing, in which we benefited both from good stock selection and a sector overweight; and beverages/tobacco and food, in which we held names that enjoyed robust returns as investors became more optimistic about improving Indonesian demand for consumer goods.

THE MARKET: A YEAR OF SURPRISES AND ADVANCES

As is so often the case, Indonesia was a country of many surprises during 1999. A summary of the year's major events, for example, would include the vote for independence by the now-former province of East Timor and a prominent financial scandal involving the previously dominant Golkar political party.

These and other notable events, however, took a back seat to what transpired on the nation's political front. In early June, for example, parliamentary elections took place without much of the social unrest that has typified past elections.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

This was very welcome news for international investors, who took it as a clear signal that the country was finally getting itself back on the right track.

But by far the biggest story to come out of the Indonesian political scene occurred during the fourth quarter, as the nation's parliament met in October to elect a new president to succeed the deposed Suharto. Acting president B.J. Habibie, Suharto's handpicked successor and a symbol of the Suharto regime, saw his hopes of retaining power dashed by an unlikely coalition whose candidate won a surprising victory.

Parliament instead chose as the new president Abdurrahman Wahid, a Muslim cleric with little government experience. Opposition leader Megawati Sukarnoputri, the daughter of Suharto's predecessor and considered a front runner to succeed Habibie, accepted the vice presidency, thus helping to ensure a voice for her constituency and a peaceful transition to new leadership.

As for the Indonesian economy, it continued to make progress along its road to recovery:

- The rupiah, which had danced around the 8,300 level relative to the U.S. dollar at the beginning of the fourth quarter, appreciated to 7,100, mostly in response to the election's favorable outcome. For the year, it gained a modest-yet-impressive 3.75%, despite some wild gyrations along the way.

- Exports rode the stout back of firmer oil prices to rise 12% in December (the last month for which such figures are available) compared to December 1998. This was much better than earlier in 1999, when exports recorded negative growth.

- Corporate earnings continued to improve, with most large corporations reporting positive results for the first half and third quarter (comprehensive fourth-quarter numbers are not yet available).

- Third-quarter GDP growth (last quarter available) weighed in at 0.5% which, while not hugely positive, was far better than anticipated.

- And inflation, which had hovered in the 50-60% range during the first quarter, fell precipitously by January 2000 to an annualized rate of 0.3%.

For its part, the Indonesian equity market rose not simply on news about the election, but also on renewed interest in the telecommunications sector. Indonesia's large-capitalization telecom stocks rallied in line with exploding interest in telecom names globally and spurred by the government's reiteration of its intention to speed up the privatization process.

PORTFOLIO STRUCTURE AND STRATEGY: LESS DEFENSIVE POSITIONING OF SECTORS

We are generally positive on the prospects for certain sectors of the Indonesian equity market during the coming year. As a result, we have positioned the portfolio less defensively than in recent months. Stock selection remains focused on large, blue-chip companies with strong management and underlying fundamentals that should serve them well as Indonesia's economy continues to recover.


--------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS

In particular, we continue to overweight the consumer staples sector relative to the Index benchmark and have increased our overweights in consumer discretionary and health care companies. All of these stand to benefit from increased consumer spending.

After underweighting telecommunications during much of 1999, we are raising the Fund's telecom allocation due to our more favorable long-term sector outlook. We are also in the process of restructuring our exposure to banks to emphasize companies offering better loan quality and capitalization, and have initiated a position in the property sector based on our expectations of continuing economic recovery.

The sector to which we have most reduced exposure is the more defensive and export-intensive natural resource group (I.E., palm oil, pulp & paper, mining), which tends to do poorly when the rupiah appreciates.

OUTLOOK: CAUTIOUS IN NEAR-TERM, MORE POSITIVE THEREAFTER

Despite our positive views on specific Indonesian sectors, we believe that caution is appropriate when assessing the overall market's near-term prospects. Political unrest in the provinces of Aceh, Maluku and Lombok persists and has left a low-hanging cloud of uncertainty on investor perceptions. The country also is vulnerable to potential external developments, such as a meaningful correction in U.S. equities and rising global interest rates, that would likely have a negative impact on emerging markets more generally.

Looking ahead, we do not expect a repeat of 1999's buoyant equity returns in 2000. Nonetheless, we do see a reasonably high probability of good performance based on generally declining political risk; continued strengthening in the rupiah, which will help companies that derive substantial revenues from local currency transactions and possess significant dollar-denominated debt; greater corporate pricing flexibility, which should boost profit margins; ongoing improvement in corporate earnings; and attractive valuations relative to those elsewhere in Asia.

If our positive outlook proves accurate, we would expect to see a number of companies issue equity. While this new supply might put a natural and temporary dampener on market performance, its overall effect should be positive, as these better-capitalized companies grow and become more competitive.

We additionally note that the International Monetary Fund is set to release some $10 billion in much-needed financial aid that was cut off during a mid-1999 banking scandal. While Indonesia's external debt problem will continue to hurt market sentiment to some degree, this capital infusion should help the country meet its near-term obligations.


--------------------------------------------------------------------------------
                                                                               3

LETTERS TO SHAREHOLDERS

And, in a nation of many surprises, one might be the eventual repatriation of investment capital sent overseas for safekeeping by Indonesia's ethnic Chinese, great amounts of which left the country in 1998 following a prolonged period of social violence. It is helpful to keep in mind in this context that, while ethnic Chinese account for no more than 5% of Indonesia's population, they control a disproportionately large share of the country's commerce. Should they again focus their attention on the local market, therefore, it would undoubtedly provide a major stimulus for the Indonesian economy.

Sincerely,

/s/Robert B. Hrabchak
Robert B. Hrabchak **
Chief Investment Officer

/s/Raoul H. Rayos
Raoul H. Rayos ***
Investment Officer


--------------------------------------------------------------------------------
4

LETTERS TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

I. It is with deep regret that we inform you of the recent passing of Peter Kaplan. Peter served with distinction as a member of the Board of Directors since the Fund's inception, and he will be greatly missed.

II. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

III. All business units of Credit Suisse Group have successfully completed their year-end processing and reported ready for business without incident. In addition, our systems have been incident-free with no material Y2K issues.

IV. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program ( the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 18 through 20 of this report.



--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Indonesia Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Robert B. Hrabchak is responsible for management of the Fund's assets and has served the Fund in such capacity since November 17, 1998. Mr. Hrabchak is a Director of Credit Suisse Asset Management, LLC ("CSAM"), where he is chief investment officer for Asian equities. He joined CSAM in 1997 from Merrill Lynch Asset Management in Hong Kong, where he was a senior portfolio manager. Previously, he worked in corporate finance and equity capital markets for Salomon Brothers in New York and Hong Kong; specialized in private equity investments in Taiwan, Hong Kong and China for ChinaVest Limited; and was an Asian portfolio manager at Chase Manhattan Bank in Hong Kong.

*** Raoul H. Rayos assists Mr. Hrabchak in management of the Fund's assets and has served the Fund in such capacity since November 17, 1999. Mr. Rayos is a Vice President of CSAM, where he is a portfolio manager specializing in Asian equities. He joined CSAM in 1999 from Merrill Lynch Asset Management, where he was a senior Asian equity analyst. Previously, he was an Asian equity analyst for W.I. Carr in Hong Kong and worked in corporate finance for All Asia Capital and Trust in Manila.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

[BAR GRAPH]

AS A PERCENT OF NET ASSETS
                                           December 31, 1999       December 31, 1998
Agriculture                                      0.76                    4.91
Automotive                                       5.87                    2.62
Beer, Beverages, Liquors & Tobacco              20.29                   17.72
Financial Services                               5.10                    0.00
Fishery                                          0.71                    2.90
Food & Kindred Products                          6.35                    4.27
Manufacturing                                    5.43                    0.78
Medical-Drugs                                   10.27                    0.00
Metal-Diversified                                0.00                    2.52
Oil Exploration & Production                     0.00                    4.20
Paper Products                                  11.73                   15.76
Quarrying                                        1.86                    3.60
Retailing                                       12.51                    0.00
Telecommunications                              16.81                   24.71
Textiles                                         1.65                    2.10
Other                                            0.00                    2.77
Cash & Other Assets                              0.66                   11.14

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                     Sector                                  Net Assets
---------------------------------------------------------------------------------------------------------------------------
   1. PT Telekomunikasi Indonesia                           Telecommunications                              16.8
---------------------------------------------------------------------------------------------------------------------------
   2. PT Gudang Garam                               Beer, Beverages, Liquors & Tobacco                      10.5
---------------------------------------------------------------------------------------------------------------------------
   3. PT HM Sampoerna                               Beer, Beverages, Liquors & Tobacco                        9.8
---------------------------------------------------------------------------------------------------------------------------
   4. PT Matahari Putra Prima                                    Retailing                                    7.2
---------------------------------------------------------------------------------------------------------------------------
   5. PT Indofood Sukses Makmur                          Food  & Kindred Products                             6.4
---------------------------------------------------------------------------------------------------------------------------
   6. PT Astra International                                    Automotive                                    5.9
---------------------------------------------------------------------------------------------------------------------------
   7. PT Ramayana Lestari Sentosa                                Retailing                                    5.3
---------------------------------------------------------------------------------------------------------------------------
   8. PT Bank Internasional Indonesia                       Financial Services                                5.1
---------------------------------------------------------------------------------------------------------------------------
   9. PT Tempo Scan Pacific                                   Medical - Drugs                                 5.0
---------------------------------------------------------------------------------------------------------------------------
  10. PT Indah Kiat Pulp  & Paper Corp.                       Paper Products                                  4.8
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                  No. of        Value
Description                    Shares/Units   (Note A)
-------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-99.34%

AGRICULTURE-0.77%
PT London Sumatra
 Indonesia+ .................    1,235,600 $    158,297
                                           ------------

AUTOMOTIVE-5.86%
PT Astra International+ .....    2,271,000    1,212,278
                                           ------------

BEER, BEVERAGES, LIQUORS  & TOBACCO-20.29%
PT Gudang Garam .............      809,500    2,166,349
PT HM Sampoerna+ ............      801,500    2,027,995
                                           ------------
                                              4,194,344
                                           ------------

FINANCIAL SERVICES-5.10%
PT Bank Internasional
 Indonesia++ ................   41,452,600      885,109
PT Bank Internasional
 Indonesia, Warrants
 (expiring 04/16/02)+ .......   15,787,200      168,547
                                           ------------
                                              1,053,656
                                           ------------

FISHERY-0.71%
PT Daya Guna Samudera .......      518,000      147,473
                                           ------------

FOOD  & KINDRED PRODUCTS-6.35%
PT Indofood Sukses
 Makmur+ ....................    1,054,000    1,312,812
                                           ------------
MANUFACTURING-5.43%
PT Semen Gresik .............      442,500      697,607
PT Unilever Indonesia .......       26,000      425,623
                                           ------------
                                              1,123,230
                                           ------------

MEDICAL-DRUGS-10.27%
PT Dankos Laboratories+ .....    4,300,000      795,730
PT Kalbe Farma+ .............    1,850,000      296,263
PT Tempo Scan Pacific .......    1,227,000    1,030,505
                                           ------------
                                              2,122,498
                                           ------------

PAPER PRODUCTS-11.73%
Asia Pulp  & Paper
 Company Ltd. ADR+ ..........       90,900      715,837

                                  No. of        Value
Description                       Shares      (Note A)
-------------------------------------------------------
PAPER PRODUCTS (CONTINUED)
PT Indah Kiat Pulp  & Paper
 Corp.+,+++ .................    2,510,500 $    982,759
PT Pabrik Kertas Tjiwi
 Kimia+ .....................    2,241,811      725,996
                                           ------------
                                              2,424,592
                                           ------------

QUARRYING-1.86%
PT Tambang Timah Tbk ........      555,000      385,143
                                           ------------

RETAILING-12.51%
PT Matahari Putra Prima+ ....    8,920,000    1,491,957
PT Ramayana Lestari
 Sentosa ....................    1,301,500    1,093,075
                                           ------------
                                               2,585,032
                                           ------------

TELECOMMUNICATIONS-16.81%
PT Telekomunikasi
 Indonesia ..................    2,534,220    1,433,954
PT Telekomunikasi
 Indonesia ADR ..............      185,442    2,039,862
                                           ------------
                                              3,473,816
                                           ------------

TEXTILES-1.65%
PT Indorama Synthetics+ .....    1,470,000      340,036
                                           ------------
TOTAL INVESTMENTS-99.34%
 (Cost $18,407,093) (Notes A,D) ..........   20,533,207
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-0.66% .......................      136,174
                                           ------------
NET ASSETS-100.00% .......................  $20,669,381
                                           ------------
                                           ------------
-------------------------------------------------------

+    Security is non-income producing.
++   Includes 397,837,440 call options, expiring 05/28/02, and 126,297,600 certificates of entitlement, with no market value.
+++ Includes 5 warrants, expiring 07/11/02, with a market value of $1.00. ADR American Depositary Receipts.

--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                7

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $18,407,093) (Note A) ..................................       $ 20,533,207
Cash (including $166,983 of foreign currency with a cost of $166,739) (Note A) .....            246,107
Dividend receivable ................................................................              8,279
Prepaid expenses ...................................................................              4,362
                                                                                           ------------
Total Assets .......................................................................         20,791,955
                                                                                           ------------
LIABILITIES
Payables:
   Investment advisory fee (Note B) ................................................             46,813
   Administration fees (Note B) ....................................................              3,049
   Other accrued expenses ..........................................................             72,712
                                                                                           ------------
Total Liabilities ..................................................................            122,574
                                                                                           ------------
NET ASSETS (applicable to 4,608,989 shares of common stock outstanding) (Note C) ...       $ 20,669,381
                                                                                           ------------
                                                                                           ------------
NET ASSET VALUE PER SHARE ($20,669,381 DIVIDED BY 4,608,989) .......................              $4.48
                                                                                           ------------
                                                                                           ------------
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 4,608,989 shares issued and outstanding
 (100,000,000 shares authorized) ...................................................       $      4,609
Paid-in capital ....................................................................         60,557,698
Accumulated net realized loss on investments and foreign currency related
 transactions ......................................................................        (42,019,836)
Net unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency ...................          2,126,910
                                                                                           ------------
Net assets applicable to shares outstanding ........................................       $ 20,669,381
                                                                                           ------------
                                                                                           ------------


--------------------------------------------------------------------------------
8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income (Note A):
  Dividends ....................................................................           $    208,820
  Interest .....................................................................                118,783
  Less: Foreign taxes withheld .................................................                (31,323)
                                                                                           ------------
  Total Investment Income ......................................................                296,280
                                                                                           ------------
Expenses:
  Investment advisory fees (Note B) ............................................                169,382
  Audit and legal fees .........................................................                 73,620
  Custodian fees ...............................................................                 70,080
  Printing .....................................................................                 69,825
  Accounting fees ..............................................................                 44,205
  Transfer agent fees ..........................................................                 26,300
  Directors' fees ..............................................................                 20,998
  Administration fees (Note B) .................................................                 19,815
  NYSE listing fees ............................................................                 16,170
  Insurance ....................................................................                  9,157
  Other ........................................................................                 18,331
                                                                                           ------------
  Total Expenses ...............................................................                537,883
                                                                                           ------------
  Net Investment Loss ..........................................................               (241,603)
                                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
Net realized loss from:
  Investments ..................................................................             (1,921,407)
  Foreign currency related transactions ........................................                   (683)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency ...............             10,549,373
                                                                                           ------------
Net realized and unrealized gain on investments and foreign currency
 related transactions ..........................................................              8,627,283
                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................           $  8,385,680
                                                                                           ------------
                                                                                           ------------


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      For the Years Ended December 31,
                                                                                      --------------------------------
                                                                                          1999                1998
                                                                                      -----------          -----------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment loss ............................................................    $  (241,603)        $  (154,711)
  Net realized loss on investments and foreign currency related transactions .....     (1,922,090)         (9,563,944)
  Net change in unrealized depreciation in value of investments and
   translation of other assets and liabilities denominated in foreign currency ...     10,549,373           5,724,030
                                                                                      -----------         -----------
     Net increase/(decrease) in net assets resulting from operations .............      8,385,680          (3,994,625)
                                                                                      -----------         -----------
Distributions to shareholders (Note A):
  Net realized gain on investments and foreign currency related transactions .....       (207,405)                 --
                                                                                      -----------         -----------
    Total increase/(decrease) in net assets ......................................      8,178,275          (3,994,625)
                                                                                      -----------         -----------
NET ASSETS
Beginning of year ................................................................     12,491,106          16,485,731
                                                                                      -----------         -----------
End of year ......................................................................    $20,669,381         $12,491,106
                                                                                      -----------         -----------
                                                                                      -----------         -----------


--------------------------------------------------------------------------------
10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                   For the Period
                                                     For the Years Ended December 31,                              March 9, 1990*
                                -------------------------------------------------------------------------------       through
                                  1999     1998     1997     1996     1995     1994     1993     1992     1991   December 31, 1990
                                --------------------------------------------------------------------------------------------------
 PER SHARE
 OPERATING
 PERFORMANCE
Net asset value, beginning
 of period..................    $ 2.71   $ 3.58   $10.68   $ 9.34   $ 9.18   $14.03   $ 7.63   $ 7.72   $10.38       $13.78**
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
Net investment income/
 (loss).....................     (0.05)   (0.04)    0.03     0.01       --    (0.03)   (0.03)    0.01     0.04         0.22
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency
 related transactions.......      1.87    (0.83)   (7.13)    1.33     0.16    (4.82)    6.43    (0.10)   (2.65)       (2.90)
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
Net increase/(decrease) in
 net assets resulting from
 operations.................      1.82    (0.87)   (7.10)    1.34     0.16    (4.85)    6.40    (0.09)   (2.61)       (2.68)
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
Dividends and distributions
 to shareholders:
  Net investment income.....        --       --       --       --       --       --       --       --    (0.05)       (0.19)
  Net realized gain on
   investments and foreign
   currency related
   transactions.............     (0.05)      --       --       --       --       --       --       --       --        (0.53)
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
Total dividends and
 distributions to
 shareholders...............     (0.05)      --       --       --       --       --       --       --    (0.05)       (0.72)
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
Net asset value, end of
 period.....................    $ 4.48   $ 2.71   $ 3.58   $10.68   $ 9.34   $ 9.18   $14.03   $ 7.63   $ 7.72       $10.38
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
Market value, end of period.    $5.438   $3.438   $4.625   $9.750  $10.125  $12.000  $20.750   $9.000   $8.375       $9.875
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
Total investment return(a)..     59.58%  (25.68)% (52.56)%  (3.70)% (15.63)% (42.17)% 130.56%    7.46%  (14.71)%     (24.15)%
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
                              -------- -------- -------- -------- -------- -------- -------- -------- --------     --------
 RATIOS/
 SUPPLEMENTAL
 DATA
Net assets, end of period
 (000 omitted)..............   $20,669  $12,491  $16,486  $49,223  $43,060  $42,297  $64,661  $35,186  $35,590      $47,817
Ratio of expenses to average
 net assets.................      3.18%    4.21%    1.89%    1.91%    1.96%    1.83%    1.98%    2.04%    2.00%        2.15%(b)
Ratio of net investment
 income/(loss) to average
 net assets.................     (1.43)%  (1.37)%   0.33%    0.10%    0.05%   (0.25)%  (0.30)%   0.09%    0.49%        2.05%(b)
Portfolio turnover rate.....     47.38%   36.58%   48.19%   34.67%   24.10%   31.56%   63.77%   22.39%   32.27%       17.68%

--------------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.17 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. Ministry of Finance Decree 467 (1997) stated that foreign investors were allowed to purchase up to 100% of the shares of Indonesian companies offered to the public in the primary market, except for shares in the banking sector. Prior to May 21, 1999, foreign investors were allowed to purchase up to 49% of the shares in the banking sector offered to the public in the primary market. When foreign investors owned 49% of such shares and a foreign market quotation was available, the foreign quotation was used. If less than 49% of these shares offered to the public were owned by foreign investors, there was no foreign market quotation available, therefore the local market quotation was used. Local banking shares generally traded at a discount to foreign banking shares when 49% of the shares offered to the public were owned by foreign investors. Effective May 21, 1999, Bank Indonesia, the Indonesian central bank, announced that the foreign ownership limit in Indonesian banks had been raised from 49 percent to 99 percent. Local investors must retain at least 1 percent ownership in banks. Banking is the only sector in Indonesia which has a foreign ownership limit. A local market quotation is used for the banking sector. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in variable rate accounts are classified as cash. At December 31, 1999, the interest rates were 3.50% and 7.03% for the U.S. dollar denominated cash account and the Indonesia rupiah account, respectively, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1999, the Fund had a capital loss carryover for U.S. federal income tax purposes of $40,578,633 of which $1,666,081 expires in 2000; $683,625 expires in 2001; $8,617,662 expires in 2002; $6,619,896 expires in 2003;
$4,688,411 expires in 2004; $3,265,956 expires in 2005; $13,254,308 expires in
2006 and $1,782,694 expires in 2007.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1999, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $433,733 and $6,751, respectively.

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1999, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net investment loss of $238,267 to paid-in capital and realized foreign currency gains of $3,336 to accumulated net investment loss. In addition, the Fund reclassified $2,239,330 of capital loss carryover for U.S. federal income tax purposes which expired in 1999 to paid-in capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December 31, 1999, CSAM earned $169,382 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1999, CSAM was reimbursed $2,871 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1999, BSFM earned $16,944 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,608,989 shares outstanding at December 31, 1999, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1999 was $19,407,812. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $1,125,395, was


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
composed of gross appreciation of $4,411,893 for those investments having an excess of value over cost and gross depreciation of $3,286,498 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of securities, other than short-term obligations, were $8,710,365 and $7,511,316, respectively.

NOTE E. CREDIT AGREEMENTS

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A.. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time was the aggregate outstanding principal amount of all loans to any of the 11 funds to exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The above credit agreement was terminated as of June 30, 1999.

Effective December 15, 1999, the Fund, together with other funds advised by CSAM, established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 1999 and during the year ended December 31, 1999, the Fund had no borrowings under the credit agreements.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The Indonesia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, PA
February 15, 2000


--------------------------------------------------------------------------------
16

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 11, 1999, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                                     FOR     WITHHELD  NON-VOTES
----------------                                  ---------  --------  ---------
Peter J. Kaplan                                   2,734,121   52,780   1,822,088

In addition to the director re-elected at the meeting, C. Oscar Morong, Jr.*, William W. Priest, Jr. and Richard H. Francis continue to serve as directors of the Fund.

* Effective August 12, 1999, C. Oscar Morong, Jr. resigned as a director to the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 1999.

                                             FOR     AGAINST  ABSTAIN  NON-VOTES
                                          ---------  -------  -------  ---------
                                          2,770,835  10,150    5,917   1,822,087

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1999) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $0.045 per share dividend paid in respect of such year was derived from ordinary income. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.


The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1999.

Notification for calendar year 1999 was mailed in January 2000. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.
--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Indonesia Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as

--------------------------------------------------------------------------------
18
well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's

--------------------------------------------------------------------------------
investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800)969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

--------------------------------------------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership


RECENT DEVELOPMENTS (UNAUDITED)

Recently, the Securities and Exchange Commission (the "SEC") amended Rule 14a-4(c) under the Securities Exchange Act of 1934 (the "1934 Act"), which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning reimbursement of expenses in soliciting proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.


--------------------------------------------------------------------------------
20

SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1999, CSAM-Americas managed approximately $72.0 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "IndonesiaFd". The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http//www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)



--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Richard H. Francis          Director
William W. Priest, Jr.      Director and President
Robert B. Hrabchak          Chief Investment Officer
Raoul Rayos                 Investment Officer
Hal Liebes                  Senior Vice President
Michael A. Pignataro        Chief Financial Officer and
                            Secretary
Rocco A. Del Guercio        Vice President
Robert M. Rizza             Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019




This report, including the financial statements herein, is sent
to the shareholders of the Fund for their information. It is not    [NYSE LOGO]
a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities
mentioned in this report.
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                                                                      3913-AR-99